BMBC

BRYN MAWR BANK CORPORATION

November 2017
NASDAQ: BMTC

Safe Harbor

- This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.
- Please see the section titled Forward Looking Statements and Safe Harbor beginning on slide 11 for more information regarding these types of statements.
- The information contained in this presentation is correct only as of October 19, 2017. Our business, financial condition, results of operations and prospects may have changed since that date, and we do not undertake to update such information.

BMBC
BRYN MAWR BANK CORPORATION

Bryn Mawr Trust - Overview

Bryn Mawr Trust is a highly profitable growth organization focused on building long-term shareholder value by growing our business organically and continually improving our operational effectiveness.

Our vision is to be the premier multi-channel regional bank and wealth management services organization in the greater Philadelphia region. To achieve this objective, we will partner with our clients, through their financial life cycle, to help them achieve their financial goals by providing local access to a comprehensive suite of financial solutions delivered by knowledgeable advisors.

Wealth Management



Wealth AUM ($ in millions)
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
$6,663
$7,268
$7,700
$8,365
$11,328
$12,431
2012
2013
2014
2015
2016
3Q17

Commercial Bank



Loans
Deposits
Assets ($ in millions)
$4,000
$3,000
$2,000
$1,000
$0
$2,062
$2,247
$3,031
$3,422
$3,477
2013
2014
2015
2016
3Q17

BMBC
BRYN MAWR BANK CORPORATION

Market Overview

Pro Forma Branch Map


Pennsylvania
Hershey
Reading
Princeton
Montgomery
Chester
Delaware
Philadelphia
Philadelphia
New Jersey
New Castle
Wilmington
Maryland
Delaware
Bryn Mawr (33)
BMT Wealth Offices (5)
Royal (12)
Royal LPO (1)

Deposit Market Share - Philadelphia MSA[1]

Rank	Parent Holding Company	Parent State	# of Branches	Deposits in Market ($mm)	Market Share (%)	% of Total Deposits
1	TD Group US Holdings LLC	DE	147	120,968	44.8%	20.5%
2	Wells Fargo & Co.	CA	198	31,664	11.7%	2.4%
3	PNC Financial Services Group Inc.	PA	166	22,758	8.4%	8.8%
4	Citizens Financial Group Inc.	RI	182	17,548	6.5%	15.4%
5	Bank of America Corp.	NC	86	14,240	5.3%	1.1%
6	M&T Bank Corp.	NY	60	7,800	2.9%	8.3%
7	BB&T Corp.	NC	100	5,075	1.9%	3.2%
8	WSFS Financial Corp.	DE	48	4,275	1.6%	88.4%
9	Beneficial Bancorp Inc.	PA	63	4,270	1.6%	100.0%
10	Santander Holdings USA Inc.	MA	73	4,196	1.6%	6.7%
			1,123		86.3%	
11	Bryn Mawr Bank Corp. - Pro Forma	PA	45	3,264	1.2%	98.8%
					Top 11 Banks hold:	
	Total Philadelphia MSA			269,810	87.5%	

[1] Excludes non-retail competitors (2 or fewer branches in market


Projected Population Growth (2017 – 2022)**
4.50%
3.50%
2.50%
1.50%
0.50%
1.78%
1.76%
1.77%
0.81%
3.77%
BMTC
Royal
Pro Forma
PA
U.S.


2017 Median Household Income **
$100,000
$80,000
$60,000
$40,000
$78,073
$67,927
$76,047
$56,824
$57,462
BMTC
Royal
Pro Forma
PA
U.S.

* Combined branch zip code based market (pro forma)
** Market demographic data weighted by county deposits
Source: SNL Financial; deposit market share data as of June 30, 2016

BMBC
BRYN MAWR BANK CORPORATION

3rd Quarter 2017 Performance

	2016	2015	3Q17	2Q17	1Q17	4Q16	3Q16
Earnings							
Reported Diluted EPS	$2.12	$0.94	**$0.62**	$0.55	$0.53	$0.55	$0.55
Core Diluted EPS*	$2.12	$1.89	**$0.65**	$0.59	$0.55	$0.55	$0.55
Asset Quality							
NCOs as a % of Average Loans (annualized)	0.11%	0.14%	**0.11%**	0.10%	0.11%	0.21%	0.11%
NPAs as a % of Total Assets	0.27%	0.43%	**0.15%**	0.24%	0.25%	0.27%	0.34%
Profitability							
Tax-equivalent Net Interest Margin	3.76%	3.75%	**3.71%**	3.68%	3.74%	3.65%	3.71%
Noninterest Income as a % of Operating Revenue	33.7%	35.9%	**34.6%**	34.6%	32.6%	32.9%	34.0%
Efficiency Ratio	61.3%	61.3%	**59.3%**	62.2%	62.7%	60.3%	60.4%
Return on Average Tangible Common Equity	15.79%	7.96%	**16.52%**	15.06%	14.96%	15.68%	16.06%
Return on Average Tangible Common Equity (Core)*	15.81%	14.75%	**17.27%**	16.28%	15.49%	15.67%	16.09%
Return on Average Equity	9.75%	4.49%	**10.72%**	9.71%	9.60%	9.90%	10.00%
Return on Average Equity (Core)*	9.77%	9.02%	**11.23%**	10.53%	9.95%	9.89%	10.02%
Return on Average Assets	1.16%	0.57%	**1.24%**	1.14%	1.13%	1.16%	1.19%
Return on Average Assets (Core)*	1.16%	1.14%	**1.30%**	1.23%	1.17%	1.16%	1.19%
Balance Sheet							
Loan Growth	11.74%	37.33%	**0.40%**	4.35%	0.80%	1.69%	2.87%
Loan to Deposit Ratio	98.7%	101.1%	**99.7%**	99.4%	96.9%	98.3%	100.6%
Tier 1 Leverage Ratio	8.74%	9.02%	**8.53%**	8.63%	8.77%	8.73%	8.70%

Source: Company filings

*Non-GAAP, see disclosure at the conclusion of the presentation

BMBC
BRYN MAWR BANK CORPORATION

Wealth Management Results



$14,000
$12,000
$10,000
$8,000
$6,000
$9,970
$11,328
$11,726
$12,051
$12,431
22.4%
23.3%
22.9%
22.9%
21.4%
3Q16
4Q16
1Q17
2Q17
3Q17
Wealth AUM
Wealth fees as a % of Operating Revenues



Market vs. Fixed: Wealth AUM & Fees
100%
80%
60%
40%
20%
0%
79%
77%
78%
75%
78%
53%
47%
47%
53%
47%
53%
46%
54%
46%
54%
21%
23%
22%
25%
22%
3Q16
4Q16
1Q17
2Q17
3Q17
Market Value AUM
Fixed AUM
Market Value Fee
Fixed Fee

Wealth management assets have increased 3.2% QOQ, 24.7% YOY and over $9 billion since 2009

BMBC
BRYN MAWR BANK CORPORATION

Valuation

2017E ROATCE vs. Price/TBV



18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
2017E ROATCE (%)
125%
175%
225%
275%
P / TBV
CUBI
PGC
CCNE
CNOB
FCF
SASR
LBAI
STBA
BPFH
UVSP
TSC
TMP
WASH
WSFS
BMTC
BMBC
BRYN MAWR BANK CORPORATION
2017E ROATCE: 15.6%
P/TBV: 272%

Price / 2017E EPS



75th quartile
19.6x
BMBC
18.7x
Median
18.4x
25th quartile
17.3x

LTM Noninterest income / Operating Revenues



75th quartile
34.9%
BMBC
33.6%
Median
23.8%
25th quartile
16.8%

BMBC
BRYN MAWR BANK CORPORATION

Strategic Objectives

- Grow the balance sheet to improve operating efficiencies
- Increase non-interest income as a % of total revenue
- Leverage technology to drive process innovation and increased productivity
- Export the BMT Brand by selectively investing in new markets using Private Client / Banking model
- Continue digital investment with focus on mainstream customer adoption and transforming retail model
- Supplement organic growth of bank and fee income segments with strategic acquisitions and lift-outs

BMBC
BRYN MAWR BANK CORPORATION

Relationship Based Sales Approach

- Serve as one "BMT" team
- Relationship based vs. transactional
- Private Banking facilitates client interaction with the organization
- Focus on overlapping needs across segments
- Customize solutions and services


Wealth Management
Private Banking
Commercial Banking
Consumer Banking

Pending Royal Bank Acquisition

Combined(1)

Loan Mix

Total: ≈ $3.3 billion



HELOC, Consumer and Other 10%
Construction 7%
Residential 15%
Commercial Mortgages 44%
Commercial & Industrial 24%

Deposit Mix

Total: ≈ $3.3 billion



Jumbo Time Deposits 9%
Demand Deposits 26%
NOW & Other Trans. Accts 12%
MMDA & Other Savings 41%
Retail Time Deposits 12%

Significantly Enhances Banking Franchise

- Strengthens Bryn Mawr Trust's position as the largest community bank in Philadelphia's affluent western suburbs and, based on deposits, the 8th largest community bank(1) headquartered in Pennsylvania.
  - Expands franchise by 12 branches(2) and $623(2) million deposits in attractive areas of Montgomery, Chester and Philadelphia counties(2)
  - Creates a deeper presence in the attractive Philadelphia market
  - Provides entry into New Jersey
  - Expands leasing business
- Increases deposit base market share to approximately $3.2 billion in the Greater Philadelphia area; $1.8 billion in Montgomery County
- Enhances commercial lending division with an experienced lending team

Transactional Synergies

- Credit culture change completed under new executive leadership
- In-market acquisition enhances synergy opportunities
- Pro-forma CRE / total capital ratios at satisfactory levels
- Same core processor facilitates conversion
- Proven track record of integrating acquisitions (9 acquisitions since 2008)

Financially Attractive

- Mid single-digit estimated accretion to Bryn Mawr in 2018
- Immediately accretive to tangible book value
- Annual Cash on Cash Return in excess of 10%
- Internal rate of return in the mid-teens
- Pro forma capital ratios at expected close remain in excess of Basel III well-capitalized guidelines

Key Assumptions

- 100% stock consideration
- Pre-tax annual cost savings of approximately 40% of non-interest expenses
- 100% cost savings achieved in 2018
- Revenue synergies identified but not assumed
- Pre-tax merger related expenses of approximately $19.3 million and merger related capital expenditures of approximately $3.8 million
- Reversal of $25.3 million valuation allowance on Royal's deferred tax asset ("DTA")
- Estimated loan mark of 3%
- Core deposit intangible of 1.0% amortized over 10 years
- Estimated closing – 4th Quarter 2017

BMBC
BRYN MAWR BANK CORPORATION

(1) Does not include purchase accounting adjustments

(1) Banks headquartered in Pennsylvania with total assets less than $10 billion
(2) Subject to branch review; as of June 30, 2017

Forward Looking Statements and Safe Harbor

This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections, as well as statements regarding the expected financial and other effects of the transaction, Bryn Mawr Bank Corporation's ("Bryn Mawr" or "BMBC") future plans, objectives, performance, revenues, growth, profits, operating expenses or BMBC's underlying assumptions. The words "may," "would," "should," "could," "will," "likely," "possibly," "expect," "anticipate," "intend," "indicate," "estimate," "target," "potentially," "promising," "probably," "outlook," "predict," "contemplate," "continue," "plan," "forecast," "project," "are optimistic," "are looking," "are looking forward" and "believe" or other similar words and phrases may identify forward-looking statements. Persons reading this presentation are cautioned that such statements are only predictions, and that BMBC's actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors could cause actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so business and financial condition and results of operations could be materially and adversely affected. In addition to factors previously disclosed in BMBC's and Royal Bancshares of Pennsylvania, Inc.'s ("Royal" or "RBPI") reports filed with the U.S. Securities and Exchange Commission (the "SEC") and those identified elsewhere in this document, such factors include, among others, that required regulatory, shareholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; that prior to the completion of the transaction or thereafter, BMBC's and RBPI's respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; the inability of RBPI to cash out outstanding warrants to purchase RBPI Class A Common Stock; reputational risks and the reaction of the companies' customers to the transaction; diversion of management time on merger-related issues; the integration of acquired business with BMBC may take longer than anticipated or be more costly to complete and that the anticipated benefits, including any anticipated cost savings or strategic gains may be significantly harder to achieve or take longer than anticipated or may not be achieved; the need for capital, ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities. All forward-looking statements and information set forth herein are based on management's current beliefs and assumptions as of the date hereof and speak only as of the date they are made. BMBC and RBPI do not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, as updated by our quarterly or other reports subsequently filed with the SEC.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger transaction between BMBC and RBPI, BMBC has filed with the Securities and Exchange Commission a Registration Statement on Form S-4 that includes a Proxy Statement of RBPI, and a Prospectus of BMBC, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the (SEC File No. 333-216995) Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about BMBC and RBPI, may be obtained at the SEC's Internet site (http://www.sec.gov).

This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between BMBC and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with BMBC.

BMBC
BRYN MAWR BANK CORPORATION

Peer Companies

Boston Private Financial	CNB Financial Corp.	ConnectOne Bancorp Inc.
Customers Bancorp Inc.	First Commonwealth Financial	Lakeland Bancorp
Peapack-Gladstone Financial	Peoples Financial Services	S&T Bancorp
Sandy Spring Bancorp Inc.	Tompkins Financial Corporation	TriState Capital Holdings Inc.
Univest Corp. of Pennsylvania	WSFS Financial Corp.	Washington Trust Bancorp

BMBC
BRYN MAWR BANK CORPORATION

Non GAAP Measures

Our management uses non-GAAP financial measures in their analysis of our performance and believes that they provide useful supplemental information that is essential to an investor's understanding of Bryn Mawr Bank Corporation's operating results. These non-GAAP financial measures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

$ in thousands except per share data	3Q17	2Q17	1Q17	4Q16	3Q16	FY 2016	FY 2015
Net income (a GAAP measure)	$10,739	$9,433	$9,044	$9,408	$9,374	$36,036	$16,754
Less: Tax-effected* net (gain) loss on sale of investment securities available for sale	(47)	-	(1)	(6)	18	50	(605)
Add: Tax-effected* due diligence, merger-related and merger integration expenses	553	803	332	-	-	-	4,336
Add/Less: Other*	-	-	-	-	-	-	13,151
Net income (core) (a non-GAAP measure)	$11,245	$10,236	$9,375	$9,402	$9,392	$36,086	$33,636
Adjusted weighted average diluted shares	17,233,548	17,232,767	17,182,689	17,164,675	17,072,358	17,037,114	17,756,574
Diluted earnings per common share (core) (a non-GAAP measure)	$0.65	$0.59	$0.55	$0.55	$0.55	$2.12	$1.89

* Other includes loss on pension termination, severance expense, branch lease termination, debt and swap prepayment penalty, and impairment on intangible assets

Return on Average Assets (Core)	3Q17	2Q17	1Q17	4Q16	3Q16	FY 2016	FY 2015
Net income (core) (a non-GAAP measure)	$11,245	$10,236	$9,375	$9,402	$9,392	$36,086	$33,636
Average assets	3,441,906	3,333,307	3,244,060	3,215,868	3,142,019	3,105,650	2,942,513
Return on average assets (core) (a non-GAAP measure)	1.30%	1.23%	1.17%	1.16%	1.19%	1.16%	1.14%

Return on Average Equity (Core)	3Q17	2Q17	1Q17	4Q16	3Q16	FY 2016	FY 2015
Net income (core) (a non-GAAP measure)	$11,245	$10,236	$9,375	$9,402	$9,392	$36,086	$33,636
Average shareholders' equity	397,357	389,716	382,214	378,043	372,954	369,529	373,088
Return on average equity (core) (a non-GAAP measure)	11.23%	10.53%	9.95%	9.89%	10.02%	9.77%	9.02%

*assumed nominal tax rate of 35%

BMBC
BRYN MAWR BANK CORPORATION

Non GAAP Measures

Return on Average Tangible Common Equity (Core)	3Q17	2Q17	1Q17	4Q16	3Q16	FY 2016	FY 2015
Net income (core) (a non-GAAP measure)	$11,245	$10,236	$9,375	$9,402	$9,392	$36,086	$33,636
Add: Tax-effected* amortization of intangible assets	440	447	450	540	577	2,274	2,488
Net tangible income (core) (numerator)	$11,685	$10,683	$9,825	$9,942	$9,969	$38,360	$36,124
Average shareholders' equity	$397,357	$389,716	$382,214	$378,043	$372,954	$369,529	$373,088
Less: Average goodwill and intangible assets	(128,917)	(126,537)	(124,884)	(125,614)	(126,505)	(126,950)	(128,181)
Net average tangible common equity (denominator)	$268,440	$263,179	$257,330	$252,429	$246,449	$242,579	$244,907
Return on average tangible common equity (core) (a non-GAAP measure)	17.27%	16.28%	15.49%	15.67%	16.09%	15.81%	14.75%

*assumed nominal tax rate of 35%

BMBC
BRYN MAWR BANK CORPORATION